SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): October 2, 2003
                                                      -------------------


                          GK INTELLIGENT SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of Incorporation or organization)

             000-22057                                 76-0513297
----------------------------------          ---------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)

2602 Yorktown Place, Houston, Texas 77056                77056
-----------------------------------------                -----
(Address of principal executive offices)               (Zip Code)

                                 (713) 626-1504
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

     On October 2, 3003, GK Intelligent Systems, Inc., issued a News Release announcing that it that on October 1, 2003, signed a letter of intent with NPI Management Group, Inc. (NPI) granting NPI exclusive global marketing rights to GKIG's award winning software product, "Around the Web in 80 Minutes" in a move designed to create near-term revenue for the company. NPI is a private management company based in Austin, Texas specializing in marketing products internationally.

        A copy of the News Release, which is hereby incorporated by reference in this Current Report on Form 8-K, is attached hereto as Exhibit 99.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished under "Item 5. Other Events" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                GK Intelligent Systems, Inc.
                                                (Registrant)


Date: October 2, 2003                           /S/ Gary F. Kimmons
                                                --------------------------
                                                By:  Gary F. Kimmons
                                                Its: President, CEO and CFO

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                               INDEX TO EXHIBITS


Exhibit Number                  Exhibit
--------------                  ---------
99                              Press Release dated October 2, 2003*

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.


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